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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 17, 1998

                                  GenCorp Inc.
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             (Exact name of registrant as specified in its charter)

   Ohio                            1-1520                          34-0244000
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(State of                  (Commission File Number)          (IRS Employer
incorporation)                                               Identification No.)

175 Ghent Road, Fairlawn, Ohio                                      44333-3300
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(Address of principal executive offices)                            (Zip Code)

                                  330-869-4200
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events
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         Attached hereto as Exhibit 99 and incorporated herein by this reference is the text of the registrant's press release which was made on December 17, 1998.

         In its press release dated December 17, 1998 GenCorp announced a plan to spin off its Performance Chemicals (formerly Specialty Polymers) and Decorative & Building Products businesses to GenCorp shareholders as a separate publicly traded polymer products company. Following the spin-off, GenCorp would continue to operate Aerojet, its existing aerospace, defense, and fine chemicals segment, and its automotive Vehicle Sealing business unit. The plan is subject to approval by GenCorp shareholders, the receipt of a favorable ruling from the Internal Revenue Service, as well as market conditions at the time of the spin-off.

Item 7.  Exhibits
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
Table                                                                                           Exhibit
Item No.                            Exhibit Description                                          Number
--------                            -------------------                                          ------

    99                              Press release dated December 17, 1998 regarding                99
                                    the proposed plan to spin off the registrant's
                                    Performance Chemicals and Decorative &
                                    Building Products businesses.

                                    SIGNATURE

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         GENCORP INC.

                                         By: /s/ D. Michael Steuert
                                            --------------------------

                                             Name:  D. Michael Steuert
                                             Title: Senior Vice President and
                                                    Chief Financial Officer

Dated:    December 21, 1998